UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2019

Verisk Analytics, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-34480

Delaware	26-2994223
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, New Jersey	07310
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (201) 469-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 6, 2019, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into a base indenture to the senior notes (the “Base Indenture”) and a first supplemental indenture to the Base Indenture (the “First Supplemental Indenture,” and the together with the Base Indenture, the “Indenture”), providing for the issuance of $400,000,000 aggregate principal amount of its 4.125% Senior Notes due 2029 (the “Securities”). The Securities, which were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and HSBC Securities (USA) Inc. as representatives of the underwriters named therein, are registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-216966), filed on March 27, 2017.

The Securities bear interest at 4.125% per annum and will mature on March 15, 2029. Interest on the Securities is payable on March 15 and September 15 of each year beginning September 15, 2019. At any time and from time to time prior to December 15, 2028, the Company may redeem the Securities, in whole or in part, at a “make-whole” redemption price as described in the Indenture. At any time and from time to time on or after December 15, 2028, the Company may redeem some or all of the Securities at a redemption price equal to 100% of the principal amount of the Securities to be redeemed as described in the Indenture.

The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of its subsidiaries to incur liens and enter into sale and leaseback transactions. The Indenture also restricts the ability of the Company to consolidate, merge or transfer all or substantially all of their assets, and requires the Company to offer to repurchase the notes of either series upon certain change of control events.

The foregoing descriptions of the Indenture and the Securities are qualified in their entirety by reference to the Base Indenture, which is filed herewith as Exhibit 4.1, and the First Supplemental Indenture (including the forms of the Securities attached thereto), which is filed herewith as Exhibit 4.2, each incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

4.1	Senior Notes Indenture, dated March 6, 2019, among Verisk Analytics, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated March 6, 2019, between Verisk Analytics, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 4.125% Senior Notes due 2029 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 1, 2019).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: March 6, 2019	By:	/s/ Kenneth E. Thompson
		Name:	Kenneth E. Thompson
		Title:	Executive Vice President, General Counsel and Corporate Secretary